Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

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:
In re:	:	Chapter 11
:
YOUNG BROADCASTING INC. et al.,	:	Case No. 09-10645 (AJG)
:
Debtors.(1)	:
	:	(Jointly Administered)
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MONTHLY OPERATING REPORT

FOR THE MONTH OF MARCH 2010

Debtors’ Address:

599 Lexington Avenue

New York, New York 10022

Debtors’ Counsel:

SONNENSCHEIN NATH & ROSENTHAL LLP

Peter D. Wolfson

Jo Christine Reed

1221 Avenue of the Americas

24th floor

New York, New York 10020

T: 212.768.6700

F: 212.768.6800

Report Preparer:                                                  Young Broadcasting Inc.

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies, under the penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.(2)

Dated:	April 22, 2010	/s/ James A. Morgan
James A. Morgan, Chief Financial Officer

(1)          The Debtors in these cases are Young Broadcasting Inc.; Young Broadcasting of Lansing, Inc.; Young Broadcasting of Louisiana, Inc.; Young Broadcasting of Nashville, LLC; Young Broadcasting of Albany, Inc.; Young Broadcasting of Richmond, Inc.; Young Broadcasting of Knoxville, Inc.; Young Broadcasting of Green Bay, Inc.; Young Broadcasting of Davenport, Inc.; Young Broadcasting of Sioux Falls, Inc.; Young Broadcasting of Rapid City, Inc.; Young Broadcasting of San Francisco, Inc.; Young Broadcasting of Nashville, Inc.; Young Broadcasting of Los Angeles, Inc.; Young Broadcasting Shared Services, Inc.; Adam Young Inc.; WKRN, G.P.; WATE, G.P.; KLFY, L.P.; YBT, Inc.; YBK, Inc.; LAT, Inc.; Winnebago Television Corporation; Fidelity Television, Inc.; Young Broadcasting Capital Corp.; Young Communications, Inc.; and Honey Bucket Films, Inc.

(2)          All amounts herein are unaudited and subject to revision.  The Debtors reserve all rights to revise this report.

NOTES TO MONTHLY OPERATING REPORT

Young Broadcasting Inc. and certain of its direct and indirect subsidiaries, the debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, “Company” or “Debtors”), hereby submit their Monthly Operating Report (the “MOR”).

1.                                       Description of the Cases.  On February 13, 2009, (the “Petition Date”), each of the Debtors filed a voluntary petition with the Bankruptcy Court for reorganization under Chapter 11 of the Bankruptcy Code.  On August 16, 2009, two additional affiliates of the Debtors, Young Broadcasting Capital Corp. and Young Communications Inc., filed a voluntary petition with the Bankruptcy Court for reorganization under Chapter 11 of the Bankruptcy Code.  The cases are being jointly administered under case number 09-10645 (AJG). The Debtors are currently operating their businesses as debtors-in-possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code.  Each Debtor’s fiscal year ends on December 31 of each year.

2.                                       Basis of Presentation.  The MOR is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the United States Bankruptcy Court.  The financial information in the MOR is preliminary and unaudited and does not purport to show the financial statements of the Debtors in accordance with GAAP and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosure items.  We caution readers not to place undue reliance upon the MOR.  There can be no assurance that such information is complete and the MOR may be subject to revision.

The information contained in the MOR has been derived from the Debtors’ books and records.  This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP, and upon the application of such procedures, we believe that the financial information could be subject to changes and these changes could be material.  The information furnished in this MOR includes primarily normal recurring adjustments but does not include all of the adjustments that would typically be made for financial statements prepared in accordance with GAAP.  In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted.

The statements contained herein have been prepared in accordance with the guidance in American Institute of Certified Public Accountant Statement of Position 90-7, “Financial Reporting by Entities in reorganization under the Bankruptcy Code” (“SOP 90-7”), which is applicable to companies in Chapter 11.

3.                                       Summary of Significant Reporting Policies.  The Debtors use a consolidated cash management system through which the Debtors collect substantially all receipts and pay liabilities and expenses.  Cash receipts and disbursements are recorded on the books and records of each Debtor and inter-company journal entries are utilized to record transactions affecting revenues, expenses, assets and liabilities between Debtors.  The Court has entered an order authorizing the Debtors to continue to use their existing cash management system.

4.                                       Foreign Currency.  The Debtors have no foreign currency transactions.

2

Therefore, all amounts are reflected in U.S. dollars.

5.                                       Inter-company Receivables/Payables. Inter-company balances have been set forth in the MOR to the best of the Debtors’ knowledge, information and belief at the value as set forth on the Debtors’ books and records.

6.                                       Recoveries and Causes of Action.  The Debtors Schedules and Statements may not include a complete list of causes of action they possess as of the Petition Date, or at any point thereafter.  Regardless of the recoveries and causes of action listed, the Debtors reserve all of their rights with respect to assert any and all causes of action they may possess, including, but not limited to, avoidance actions, and neither these Global Notes nor the Schedules and Statements shall be deemed a waiver or limitation of any of the Debtors’ rights to pursue any such causes of action or recovery.

7.                                       Reorganization Items.  American Institute of Certified Public Accountant Statement of Position 90-7, “Financial Reporting by Entities in reorganization under the Bankruptcy Code” (“SOP 90-7”) requires separate disclosure of reorganization items such as realized gains and losses from the settlement of pre-petition liabilities, provisions for losses resulting from the reorganization and restructuring of the business as well as professional fees directly related to the process or reorganizing the Debtors under Chapter 11.  Such items are reflected in the statements.

8.                                       Liabilities Subject to Compromise.  As a result of the Chapter 11 filing, most pre-petition indebtedness is subject to compromise or other treatment under a plan of reorganization.  Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed.  The Debtors have been paying and intend to continue to pay undisputed post-petition claims in the ordinary course of business.  In addition, the Debtors may reject pre-petition executory contracts and unexpired leases with respect to the Debtors’ operations with the approval of the Bankruptcy Court.  Damages resulting from rejection of executory contracts and unexpired leases are generally treated as general unsecured claims and will be classified as liabilities subject to compromise.  The pre-petition liabilities that are subject to compromise are reported herein at the amounts expected to be allowed, although they may be settled for lesser amounts.  The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims or other events.

9.                                       Post-petition Accounts Payable.  To the best of the Debtors’ knowledge, all undisputed post-petition accounts payable have been and are being paid under agreed-upon payment terms.  Thus, an accounts payable aging is not included in this report.

3

Young Broadcasting, Inc.

Consolidating Income Statement

For the Month ended March 31, 2010

			09-10671	09-10661	09-10651	09-10665	09-10656	09-10673	09-10672	09-10652	09-10655	09-10650	09-10648	09-10662	09-10670	09-10660	09-10663	09-10645	09-15606	09-15607
	Case #	(1)	WLNS	KLFY	KLFY LP	WKRN	WKRN GP	WTEN	WRIC	WATE	WATE GP	WBAY	KWQC	KELO	KCLO	KRON	AYI	CORP	YBCC	YCI	Consolidated
Operating Revenues
Local Revenue			$796,799	$951,578		$1,285,445		$755,008	$1,139,256	$983,457		$1,032,513	$906,013	$1,133,740	$86,882	$1,280,640					$10,351,333
National Revenue			232,576	226,995		589,122		353,979	436,492	228,327		250,707	223,763	295,503	38,328	1,501,207					4,376,998
Network Revenue			543	(930)		(72,803)		(35,326)	(38,496)	(33,914)		(27,794)	2,049	(2,251)							(208,922)
Political Revenue			93,785			24,400		185,050	17,675			128,315	6,650	203,955	20,385	72,370					752,585
Barter Revenue			8,668	28,159		10,692		7,740	10,520	10,221		10,415	7,970	5,891	805	76,205					177,286
Other Revenue			76,231	81,877		290,804		117,591	150,898	156,943		521,002	130,945	107,313	26,104	255,033	26,481				1,941,222
Total Operating Revenues			1,208,602	1,287,679		2,127,659		1,384,043	1,716,345	1,345,034		1,915,159	1,277,390	1,744,151	172,503	3,185,456	26,481				17,390,502
Commissions
Agency Commissions			135,171	132,214		284,978		193,725	241,376	174,674		304,333	201,951	213,255	19,366	392,251					2,293,294
National Rep			13,857	9,628		26,069		22,907	19,302	9,696		12,642	9,397	18,768	2,221	66,854	(211,341)
Total Commissions			149,028	141,842		311,047		216,632	260,678	184,370		316,975	211,348	232,023	21,587	459,105	(211,341)				2,293,294

Net Operating Revenues			1,059,573	1,145,837		1,816,612		1,167,411	1,455,668	1,160,663		1,598,184	1,066,042	1,512,127	150,917	2,726,351	237,822				15,097,207

Operating Expenses
Direct Expenses			10,099	9,704		14,355		10,482	9,571	9,503		6,977	8,505	8,322	894	32,622					121,035
Technical Expense			54,166	22,533		62,701		81,974	53,366	48,022		62,269	67,385	49,936	3,699	409,731					915,780
Program/Production Expense			56,550	42,523		41,724		42,271	49,400	67,050		36,670	56,843	75,264		104,838					573,133
Amortization of Program License Rights			34,335	21,517		101,464		84,717	123,412	85,735		26,542	74,216	34,478	1,075	317,099					904,590
News Expense			158,031	154,319		430,656		237,033	230,483	245,175		272,208	165,358	173,539	5,262	658,926					2,730,990
Sales Expense			141,073	115,820		194,791		131,920	173,872	170,167		164,985	115,878	118,812	6,961	331,030	337,704				2,003,012
General & Administrative Expense			135,097	141,707	815	236,869	815	172,862	185,529	188,934	815	215,977	155,763	191,863	13,286	667,016					2,307,347
Barter Expense			6,364	21,582		10,692		7,740	10,520	10,221		7,415	10,092	5,891	805	76,205					167,527
Total Operating Expenses			595,714	529,705	815	1,093,252	815	768,999	836,153	824,807	815	793,043	654,039	658,105	31,981	2,597,467	337,704				9,723,414

Net Operating Income			463,859	616,132	(815)	723,360	(815)	398,412	619,515	335,856	(815)	805,141	412,003	854,022	118,936	128,884	(99,882)				5,373,793
Operating Margin			43.8%	53.8%	0.0%	39.8%	0.0%	34.1%	42.6%	28.9%	0.0%	50.4%	38.6%	56.5%	78.8%	4.7%	-42.0%	0.0%	0.0%	0.0%	35.6%

Corporate Expense																		686,262			686,262
Non-Cash Compensation Paid in Common Stock																		105,825			105,825

Income Before Deprec. & Taxes			463,859	616,132	(815)	723,360	(815)	398,412	619,515	335,856	(815)	805,141	412,003	854,022	118,936	128,884	(99,882)	(792,087)			4,581,706

Deprec. & Amort. of Property & Equipment			65,239	81,879		90,394		57,007	90,004	72,565		77,773	47,548	99,026	15,158	132,721	2,337	44,674			876,324
Amort of Broadcast License & Other Intang.			22,907		20,803		29,201	16,988	1,013	89			92,978	55,271	1,430		274	135,808			376,762
Interest (Income)																		(1,208)			(1,208)
Interest Expense - Cash																		3,105,244			3,105,244
Other (Income)/Expense								4,600						(1,005,711)	(89,044)	(59,865)	207	(14,147)			(1,163,961)
Income Tax				9,300								50					380	47,588			57,318
Total Non-Operating Expenses			88,146	91,179	20,803	90,394	29,201	78,595	91,017	72,654		77,823	140,526	(851,415)	(72,456)	72,856	3,198	3,317,959			3,250,480

Reorganization Costs		(2)	6,500	9,750		10,400		9,750	9,750	9,750		9,750	6,500	6,825		13,000	4,875	486,440			583,290

Net Income/(Loss)			$369,213	$515,203	$(21,618)	$622,566	$(30,016)	$310,067	$518,749	$253,452	$(815)	$717,568	$264,977	$1,698,612	$191,392	$43,028	$(107,955)	$(4,596,486)	$0	$0	$747,935

Notes:	(1)	Income Statement excludes debtors that do not have any income statement activity (inactive): 10664; 10666; 10669; 10649; 10653; 10657; 10658; 10659; 10668; 15606; 15607.
(2)

Approximately $486,000 of Reorganization Costs were recorded by YBI Corp (10645) in March. These expenses are currently not allocated to other debtors, but YB Corp. reserves the right to do so. Additionally, there were approximately $97,000 of charges related to Q1 2010 U.S. Trustee Fees that were also recorded as Reorganization Costs in March.

YOUNG BROADCASTING INC.

Consolidating Balance Sheet

March 2010

		09-10671	09-10661	09-10651	09-10653	09-10649	09-10665	09-10656	09-10659	09-10673	09-10672	09-10652
	Case #	WLNS	KLFY	KLFYLP	LAT	WTVO	WKRN	WKRNGP	YBT	WTEN	WRIC	WATE
ASSETS
Cash		$(46,394)	$31,644	$0	$0	$0	$(112,501)	$0	$0	$(62,813)	$(34,230)	$(5,820)
Accounts Receivable		1,887,734	2,286,615				3,810,499			2,015,718	3,190,570	2,224,887
Interest Receivable-Subsidiaries
Program License Rights -S/T		196,440	128,143				560,780			462,274	669,825	479,776
Prepaid Expenses		229,030	67,098				111,385			173,577	62,805	82,724
Total current assets		2,266,810	2,513,499				4,370,164			2,588,756	3,888,970	2,781,566

Property & Equipment		22,552,632	19,750,618				25,891,163			17,331,054	28,017,478	20,188,956
Accumulated Depreciation		(18,688,319)	(16,950,376)				(19,981,483)			(14,792,889)	(22,180,437)	(15,355,454)
Net property and equipment		3,864,312	2,800,242				5,909,680			2,538,165	5,837,041	4,833,502

Program License Rights-L/T
Deposits		5,275	27,703				124,144			224,363	63,532	18,000
Notes Receivable Subsidiaries
Investments										514,161
Goodwill		294,329		14,425,250							97,587	9,331
Accumulated Amortization - Goodwill		(294,330)		(6,592,586)							(17,484)	(9,331)
Accumulated Amortization - Indefinitely Lived IA		(4,516,577)	(118,854)	(612,608)			(144,809)	(2,234,115)		(1,968,693)	(5,023,645)	(85,928)
Going Concern		381,250	350,000				463,389			2,916,396	479,600	85,928
FCC/Broadcast Licenses		10,330,810		1,804,000				7,149,168		3,556,017	27,559,349
Accum Amort - Definite Lived Intangible Assets		(8,154,027)		(5,200,153)			(208,027)	(6,069,620)		(3,502,922)	(175,922)	(47,728)
Organizational Costs		2,406									486,667
Intangibles		1,649,600					208,027					55,831
Network Affiliation		11,106,203		9,381,428				11,938,965		6,917,548
Accumulated Amortization - Deferred Charges
Debt Issuance Costs
Pre-Petition Intercompany		(1,034,872)	(1,483,461)	2,117,561	66,667		(1,057,489)	2,417,879	55,556	746,543	2,338,081	(1,695,076)
Post-Petition Intercompany		1,620,027	1,659,110	5,322,965			813,258	2,960,126	2,483,464	2,907,492	5,715,814	(1,265,130)
Total non-current assets		11,390,095	434,499	20,645,857	66,667		198,493	16,162,403	2,539,020	12,310,905	31,523,579	(2,934,104)

Total Assets		$17,521,217	$5,748,240	$20,645,857	$66,667	$0	$10,478,337	$16,162,403	$2,539,020	$17,437,826	$41,249,590	$4,680,965

Liabilities not subject to Compromise
Accounts Payable		143,629	165,774				187,135			179,298	281,924	183,951
Accrued Expenses		278,540	237,420			804	329,457			151,459	237,472	209,200
Program License Liability		176,440	107,573				507,330			429,749	617,225	428,675
Deferred Revenue		399,391	387,763				133,972			68,317	53,244	32,060
Total Liabilities not subject to Compromise		998,001	898,530			804	1,157,894			828,823	1,189,865	853,886

Liabilities subject to Compromise
Accounts Payable		254,618	268,538				325,641			252,703	295,933	342,038
Program License Liabilities Subject to Compromise		109,652	57,418				180,722			227,525	503,346	310,374
Pre-Petition Accrued Interest	1)	648,117	4,515,190	134,169						170,198	134,635	380,946
Post-Petition Accrued Interest	2)
Notes Payable - Senior bank L/T
Notes Payable - Senior sub-debt
Premiums on Subordinated Debt
Notes Payable Parent		36,783,094	29,157,765	33,334,012				8,685,836		31,899,172	51,150,000	16,777,582
Deferred Tax Liability
Other Liabilities
Total Liabilities subject to Compromise		37,795,482	33,998,911	33,468,182			506,363	8,685,836		32,549,598	52,083,914	17,810,939

Common Stock		1,934	518			50,199	1,421
Additional Paid In Capital		13,367,122	21,748,476	(16,792,480)	66,667	8,054,984	38,959,296	(2,636,044)	2,539,020	(6,105,135)	(15,523,638)	11,097,732
Other Income
Retained Earnings		(34,641,321)	(50,898,194)	3,970,155		(8,105,988)	(30,146,637)	10,112,611		(9,835,460)	3,499,450	(25,081,592)
Stockholders’ Equity		(21,272,265)	(29,149,200)	(12,822,325)	66,667	(804)	8,814,079	7,476,567	2,539,020	(15,940,595)	(12,024,189)	(13,983,860)

Total Liabilities & Equity		$17,521,217	$5,748,240	$20,645,857	$66,667	$(0)	$10,478,337	$16,162,403	$2,539,020	$17,437,826	$41,249,590	$4,680,965

See Attached Notes

YOUNG BROADCASTING INC.

Consolidating Balance Sheet

March 2010

		09-10655	09-10658	09-10650	09-10648	09-10662	09-10670	09-10660	09-10663	09-10664	09-10657	09-10666
	Case #	WATEGP	YBK	WBAY	KWQC	KELO	KCLO	KRON	AYI	HBF	KCAL	Fidelity
ASSETS
Cash		$0	$0	$16,027	$(38,458)	$(76,429)	$100	$(115,950)	$(9,530)
Accounts Receivable			55,556	2,614,540	1,938,284	2,455,660	232,762	5,308,105	136,459
Interest Receivable-Subsidiaries
Program License Rights -S/T				159,535	410,934	201,821	9,396	3,194,018
Prepaid Expenses				119,732	76,790	146,805		504,594	15,549
Total current assets			55,556	2,909,834	2,387,550	2,727,857	242,258	8,890,767	142,479

Property & Equipment				27,831,614	18,461,464	35,381,937	3,883,197	44,448,583	1,068,583
Accumulated Depreciation				(21,796,289)	(15,192,428)	(30,346,986)	(3,295,184)	(32,306,160)	(1,037,815)
Net property and equipment				6,035,325	3,269,037	5,034,952	588,013	12,142,423	30,768

Program License Rights-L/T								874,280
Deposits				54,450	600	19,225	4,856	116,538	10,263
Notes Receivable Subsidiaries
Investments					(25,739)	624,707		2,223,387	1,954,938
Goodwill				6,453		220,700	15,900
Accumulated Amortization - Goodwill				(6,453)		(30,806)	(2,617)
Accumulated Amortization - Indefinitely Lived IA		(8,075,475)		(3,550,605)	(1,753,766)	(831,109)	(17,169)	(30,346,900)
Going Concern				85,929	68,942
FCC/Broadcast Licenses		19,321,618		19,445,503	10,333,674	5,954,211	122,999	98,543,976
Accum Amort - Definite Lived Intangible Assets					(13,540,690)	(8,161,489)	(207,126)	(8,591,604)	(121,744)
Organizational Costs								8,591,604	122,430
Intangibles					236,342
Network Affiliation					32,053,766	19,271,111	494,575
Accumulated Amortization - Deferred Charges
Debt Issuance Costs
Pre-Petition Intercompany		(10,595)	55,556	3,840,512	1,247,881	3,140,865	1,163,813	(14,075,078)	(2,521,485)
Post-Petition Intercompany		3,322,590		4,908,195	5,806,142	8,548,564	1,131,730	(3,272,930)	(2,553,387)
Total non-current assets		14,558,138	55,556	24,783,983	34,427,152	28,755,980	2,706,961	54,063,274	(3,108,985)

Total Assets		$14,558,138	$111,112	$33,729,143	$40,083,738	$36,518,788	$3,537,232	$75,096,464	$(2,935,739)

Liabilities not subject to Compromise
Accounts Payable			55,556	344,040	230,705	114,442	4,025	912,585	2,304
Accrued Expenses				283,690	147,218	369,645	56,155	6,189,929	38,459
Program License Liability				132,708	371,077	172,372	5,371	3,522,168
Deferred Revenue				696,681	861,830	976,126	60,411	148,653
Total Liabilities not subject to Compromise			55,556	1,457,119	1,610,829	1,632,585	125,962	10,773,335	40,763

Liabilities subject to Compromise
Accounts Payable				338,648	431,394	420,595		1,880,633	59,330
Program License Liabilities Subject to Compromise				187,332	219,075	91,318		1,526,594
Pre-Petition Accrued Interest	1)	10,558,927		(98,884)	110,812	47,008		533,712,582
Post-Petition Accrued Interest	2)
Notes Payable - Senior bank L/T
Notes Payable - Senior sub-debt
Premiums on Subordinated Debt
Notes Payable Parent		44,572,418		37,500,000	57,173,000	51,281,308		754,538,111
Deferred Tax Liability
Other Liabilities
Total Liabilities subject to Compromise		55,131,345		37,927,096	57,934,282	51,840,229		1,291,657,920	59,330

Common Stock
Additional Paid In Capital		759,231	55,556	(14,463,985)	(8,008,884)			90,324,210	10,434,004	1,971,300
Other Income								(5,434,588)
Retained Earnings		(41,332,438)		8,808,913	(11,452,489)	(16,954,026)	3,411,270	(1,312,224,414)	(13,469,836)	(1,971,300)
Stockholders’ Equity		(40,573,207)	55,556	(5,655,072)	(19,461,373)	(16,954,026)	3,411,270	(1,227,334,791)	(3,035,832)
Total Liabilities & Equity		$14,558,138	$111,112	$33,729,143	$40,083,738	$36,518,788	$3,537,232	$75,096,464	$(2,935,739)

See Attached Notes

YOUNG BROADCASTING INC.

Consolidating Balance Sheet

March 2010

		09-10668	09-10645	09-15606	09-15607
	Case #	YBSAS	CORP	YBCC	YCI	Sub-Total	Elimination	Consolidated
ASSETS
Cash		$(241)	$25,247,284			$24,792,690		$24,792,690
Accounts Receivable			19,614			28,177,004		28,177,004
Interest Receivable-Subsidiaries			550,313,700			550,313,700	(550,313,700)
Program License Rights -S/T						6,472,942		6,472,942
Prepaid Expenses		3,181	1,529,744			3,123,012		3,123,012
Total current assets		2,940	577,110,341			612,879,348	(550,313,700)	62,565,648

Property & Equipment		274,002	7,006,853			272,088,136		272,088,136
Accumulated Depreciation		(35,448)	(6,069,115)			(218,028,383)		(218,028,383)
Net property and equipment		238,554	937,738			54,059,752		54,059,752

Program License Rights-L/T						874,280		874,280
Deposits		8,000	730,032			1,406,982		1,406,982
Notes Receivable Subsidiaries			1,034,360,859	118,491,439		1,152,852,298	(1,152,852,298)
Investments						5,291,453	(1,954,938)	3,336,515
Goodwill						15,069,550		15,069,550
Accumulated Amortization - Goodwill						(6,953,607)		(6,953,607)
Accumulated Amortization - Indefinitely Lived IA						(59,280,253)		(59,280,253)
Going Concern						4,831,434		4,831,434
FCC/Broadcast Licenses						204,121,325		204,121,325
Accum Amort - Definite Lived Intangible Assets						(53,981,054)		(53,981,054)
Organizational Costs						9,203,108		9,203,108
Intangibles						2,149,800		2,149,800
Network Affiliation						91,163,596		91,163,596
Accumulated Amortization - Deferred Charges			(9,203,306)			(9,203,306)		(9,203,306)
Debt Issuance Costs			13,955,285			13,955,285		13,955,285
Pre-Petition Intercompany		(256,392)	166,749,014	(16,879,553)		144,925,929	(144,925,929)
Post-Petition Intercompany		18,712	(40,126,743)
Total non-current assets		(229,680)	1,166,465,142	101,611,886		1,516,426,820	(1,299,733,165)	216,693,656

Total Assets		$11,815	$1,744,513,221	$101,611,886		$2,183,365,920	$(1,850,046,864)	$333,319,056

Liabilities not subject to Compromise
Accounts Payable		701	2,172,162			4,978,230		4,978,230
Accrued Expenses		2,700	3,128,085			11,660,235		11,660,235
Program License Liability						6,470,687		6,470,687
Deferred Revenue						3,818,447		3,818,447
Total Liabilities not subject to Compromise		3,401	5,300,247			26,927,599		26,927,599

Liabilities subject to Compromise
Accounts Payable		8,414	254,790			5,133,276		5,133,276
Program License Liabilities Subject to Compromise						3,413,356		3,413,356
Pre-Petition Accrued Interest	1)		23,042,906			573,356,606	(550,313,700)	23,042,906
Post-Petition Accrued Interest	2)		20,129,327			20,129,327		20,129,327
Notes Payable - Senior bank L/T			338,125,000			338,125,000		338,125,000
Notes Payable - Senior sub-debt			484,299,000			484,299,000		484,299,000
Premiums on Subordinated Debt			1,110,212			1,110,212		1,110,212
Notes Payable Parent						1,152,852,298	(1,152,852,298)
Deferred Tax Liability			40,308,830			40,308,830		40,308,830
Other Liabilities			1,517,276			1,517,276		1,517,276
Total Liabilities subject to Compromise		8,414	908,787,341			2,620,245,181	(1,703,165,998)	917,079,183

Common Stock			19,708			73,780	(50,000)	23,780
Additional Paid In Capital			246,203,932	253,929,167		635,980,532	(233,890,063)	402,090,469
Other Income						(5,434,588)		(5,434,588)
Retained Earnings			584,201,994	(152,317,281)		(1,094,426,583)	87,059,196	(1,007,367,387)
Stockholders’ Equity			830,425,634	101,611,886		(463,806,859)	(146,880,867)	(610,687,726)
Total Liabilities & Equity		$11,815	$1,744,513,221	$101,611,886		$2,183,365,920	$(1,850,046,864)	$333,319,056

See Attached Notes

Young Broadcasting Inc.

Footnotes to Balance Sheet

All Financial Information is Subject to Future Adjustments

Liabilities subject to Compromise

1)            Accrued interest includes Pre-Petition interest accrued for the Senior Secured Notes, Senior Subordinated Unsecured Notes and Intercompany Notes.

2)    Accrued interest includes Post-Petition interest accrued for the Senior Secured Notes.

Young Broadcasting

Monthly Cash Flow

March 1 - 31, 2010

	YB	YB	Winnebago	YB	KLFY	YB	LAT	WATE	WKRN	YB
	Inc	Davenport	TV	GB	LP	Knox	Inc	GP	GP	LA
	09-10645	09-10648	09-10649	09-10650	09-10651	09-10652	09-10653	09-10655	09-10656	09-10657

Opening Cash	26,054,218.10

Cash Receipts	482,281.21	1,218,230.07		1,667,672.77		1,069,211.60

Cash Disbursements	6,588,613.60	569,711.51		696,137.51		663,925.97

InterCo	6,274,313.34	(648,518.56)		(971,535.26)		(405,285.63)

Close Cash	26,222,199.05

Reportable Disbursements - US Trustee	$6,588,613.60	$569,711.51	$0.00	$696,137.51	$0.00	$663,925.97	$0.00	$0.00	$0.00	$0.00

Young Broadcasting

Monthly Cash Flow

March 1 - 31, 2010

	YBK	YBT	YB	YB	YB	AY	HBF	YB	Fid TV	YB
	Inc	Inc	SF	Louis	Sioux Falls	Inc	Inc	Nash LLC	Inc	SS
	09-10658	09-10659	09-10660	09-10661	09-10662	09-10663	09-10664	09-10665	09-10666	09-10668

Opening Cash

Cash Receipts			2,477,106.93	1,003,240.17	1,882,086.95	50,166.95		2,356,583.25

Cash Disbursements			2,032,169.61	488,888.07	721,890.53	261,128.04		1,095,587.96		72,497.70

InterCo			(444,937.32)	(514,352.10)	(1,160,196.42)	210,961.09		(1,260,995.29)		72,497.70

Close Cash

Reportable Disbursements - US Trustee	$0.00	$0.00	$2,032,169.61	$488,888.07	$721,890.53	$261,128.04	$0.00	$1,095,587.96	$0.00	$72,497.70

Young Broadcasting

Monthly Cash Flow

March 1 - 31, 2010

	YB	YB	YB	YB	YB	YB	Young
	Nash	Rap City	Lansing	Rich	Albany	Cap Corp	Comm. Inc
	09-10669	09-10670	09-10671	09-10672	09-10673	09-15606	09-15607	Total

Opening Cash								26,054,218.10

Cash Receipts			774,562.41	1,317,881.15	1,045,698.22			15,344,721.68

Cash Disbursements			578,446.29	727,128.87	680,615.07			15,176,740.73

InterCo			(196,116.12)	(590,752.28)	(365,083.15)			(0.00)

Close Cash								26,222,199.05

Reportable Disbursements - US Trustee	$0.00	$0.00	$578,446.29	$727,128.87	$680,615.07	$0.00	$0.00	$15,176,740.73

Young Broadcasting Inc

Consolidated Weekly Disbursement Activity

Month of March 2010

($ in thousands) Week Ending	March 1-7	March 8-14	March 15-21	March 22-28	March 29-31	March Total March 1-31
Disbursements
Salaries	—	1,863	—	—	1,681	3,544
Severance	—	—	—	—	—	—
Commissions	—	—	—	—	—	—
Payroll Taxes	—	728	159	—	807	1,693
Employee Benefit plan costs	222	38	190	551	92	1,093
Insurance, Property & Workers Comp	—	—	—	—	—	—
Property Taxes	103	—	—	—	1	104
Utilities	70	104	137	39	28	378
Travel	36	26	49	30	13	155
Syndicated Programming	89	—	—	678	—	767
Nielsen	—	0	10	12	245	267
News Services (all categories)	28	67	60	65	73	293
Media Buy	—	—	—	—	—	—
Maintenance and Repairs	55	64	70	42	41	272
Other Services	37	123	88	67	51	366
Capital Ex (Planned and Emergency)	34	241	216	27	51	569
Lease Payments	75	15	1	124	9	226
Other (misc. G&A and contingencies)	135	195	154	359	163	1,005
Dr. Phil Cure Fee	—	—	—	—	—	—
Utilities Deposits	—	—	—	—	—	—
Gray Management Fee	—	—	—	—	550	550
Due Course Professional Expenses	51	—	—	22	55	127
Total Operating Disbursements	935	3,464	1,136	2,015	3,859	11,409

Senior Credit Cash Interest Expense						—

Restructuring Professional Expenses	1,091	222	1,429	349	4	3,095

Total Disbursements	2,025	3,686	2,564	2,364	3,864	14,503

NOTE: THE SCHEDULE OF DISBURSEMENTS SET FORTH ABOVE IS EXCERPTED FROM THE FINANCIAL REPORTING PACKAGE PREPARED BY THE DEBTOR PURSUANT TO THE CASH COLLATERAL ORDER ENTERED IN THESE CASES. IT IS INCLUDED IN THIS MONTHLY OPERATING REPORT IN ORDER TO PROVIDE INTERESTED PARTIES WITH FURTHER DETAIL AS TO THE NATURE OF THE CASH DISBURSEMENTS MADE BY THE DEBTORS. THE REVIEWER SHOULD NOTE THAT FINANCIAL REPORTING PURSUANT TO THE CASH COLLATERAL ORDER IS PREPARED ON A WEEKLY, RATHER THAN A MONTHLY, BASIS IN ORDER TO CONFORM TO THE APPROVED CASH COLLATERAL BUDGET. IN ADDITION, THE CASH COLLATERAL REPORTING IS PREPARED ON A “BOOK BASIS,” RATHER THAN A “BANK BASIS,” SO THAT THE DISBURSEMENTS REFLECT ALL OUTSTANDING CHECKS AND WIRES, REGARDLESS OF WHETHER THEY HAVE CLEARED AND HAVE BEEN REFLECTED IN THE DEBTOR’S BANK STATEMENTS. FOR THESE REASONS, THE SUMMARY OF DISBURSEMENTS DIFFERS FROM THE STATEMENT OF DISBURSEMENTS INCLUDED EARLIER IN THIS MONTHLY OPERATING REPORT.